                          CONSENT OF ERNST & YOUNG LLP

                                  EXHIBIT 23.2

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                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the following Registration Statements of Wilmington Trust Corporation, and the related prospectuses, of our report dated January 26, 2001, with respect to the consolidated statements of income, changes in stockholders' equity, and cash flows of Wilmington Trust Corporation and subsidiaries for the year ended December 31, 2000 incorporated by reference in this Annual Report (Form 10-K) of Wilmington Trust Corporation for the year ended December 31, 2002:




Registration Statement
        Number                               Form                             Description
       33-43675                             Form S-8              1991 Employee Stock Purchase Plan, 1991
                                                                  Long-Term Incentive Stock Option Plan, 1988
                                                                  Long-Term Incentive Stock Option Plan, 1983
                                                                  Employee Stock Option Plan, Thrift Savings
                                                                  Plan, and Employee Stock Ownership Plan
      333-04042                             Form S-8              1996 Employee Stock Purchase Plan and 1996
                                                                  Long-Term Incentive Plan
      333-49019                             Form S-3              Subordinated Debt
      333-69479                             Form S-8              Thrift Savings Plan
      333-80009                             Form S-8              1999 Long Term Incentive Plan and Executive
                                                                  Incentive Plan
      333-69453                             Form S-3              Resale Prospectus and Stock Offering to
                                                                  Public
      333-37928                             Form S-8              2000 Employee Stock Purchase Plan
      333-61096                             Form S-8              2001 Non-Employee Director Stock Option Plan
      333-76332                             Form S-3              Resale Prospectus and Stock Offering to
                                                                  Public
      333-86748                             Form S-8              2002 Long-Term Incentive Plan



/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 25, 2003